Annual
Report

April 30, 1998

Franklin Real Estate Securities Fund


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


Matt Avery
Portfolio Manager
Franklin Real Estate
Securities Fund


Contents

Shareholder Letter


Shareholder Letter ...........................................        1
Performance Summary
 Class I .....................................................        5
 Class II ....................................................        8
 Advisor Class ...............................................       11
Financial Highlights &
Statement of Investments .....................................       14
Financial Statements .........................................       20
Notes to
Financial Statements .........................................       23
Independent
Auditors' Report .............................................       27
Tax Designation ..............................................       28


Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geo-graphic region and property type.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.

Your Fund's Objective: Franklin Real Estate Securities Fund seeks to maximize total return by investing in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs).

Dear Shareholder:

We are pleased to bring you this annual report of Franklin Real Estate Securities Fund, which covers the fiscal year ended April 30, 1998.

Although the U.S. real estate industry benefited from strong demand for residential and commercial space, the performance of real estate stocks was mixed during this period. Many real estate companies reported strong increases in cash flow from operations, and stock prices of many home builders and larger, growth-oriented REITs appreciated significantly during most of 1997. In 1998, homebuilding stocks continued to appreciate, but stock prices of REITs lagged, in part, due to proposed changes in the tax treatment of "paired-share" REITs. These unique REITs, which combine a property and operating company within the same entity for tax purposes, comprise only a small proportion of all REITs and, at the end of the reporting period, about 7% of the fund's total net assets. However, concerns about the possibility of these tax changes impacted investor sentiment toward the entire REIT sector. Within this environment, the fund's Class I shares provided a +17.96% one-year cumulative total return, as discussed in the Performance Summary on page 5. This outperformed the fund's benchmark, the unmanaged Wilshire Real Estate Securities Index, which produced a +16.85% total return for the same period.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

As we have discussed in prior shareholder reports, the fund focuses on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify management teams capable of adding value through intensive property management and capital markets experience. Accordingly, we maintained the majority of the fund's investments in hotel, apartment, office and industrial companies where we anticipate the strongest cash flow growth and attractive stock valuations.

At the end of the reporting period, the hotel sector was the fund's largest property-type weighting, representing 18.8% of total net assets. Two of the fund's largest positions, Starwood Lodging Trust and Patriot American Hospitality, Inc., are hotel REITs with the unique "paired-share" tax structure mentioned previously. Although their stocks weakened during the period, due partly to expected changes in their future tax structure, in our opinion, these two companies retained their excellent growth prospects and compelling valuations under any REIT structure.

The apartment sector, the fund's second largest property-type weighting (15.2% of total net assets on April 30, 1998) experienced rapid consolidation during the reporting period. In fact, over half the fund's apartment companies announced or completed mergers, which we believe should lower overall operating and financing costs. While supply and demand fundamentals were near equilibrium in this sector, we believed that valuations were attractive relative to other sectors and that these companies should experience steady cash flow growth in the future.

In the office and industrial sectors, we added several new positions, including AMB Property Corp., Mack-Cali Realty Corp., and Cabot Industrial Trust. These firms' existing properties, coupled with their attractive acquisition opportunities, appeared to offer excellent long-term growth potential. During the reporting period, we sold our holdings in Weeks Corp., an industrial REIT, which we believed was vulnerable to new construction in the Atlanta market. As a result, the office sector represented 12.2% of total net assets, while the industrial sector represented 11.9% on April 30, 1998. The fund's home building and manufactured homes sectors appreciated significantly over the past year due to lower interest rates and record levels of home buying nationwide. Consequently, the valuations of home builder stocks approached historically high levels, leading us to sell the fund's positions in NVR Inc., Beazer Homes, and U.S. Home Corp.

REITs continue to increase in capitalization and diversity and, given the combination of strong growth and favorable valuations for these stocks, we are excited about prospects for investment in REITs. We will continue to focus on top quality real estate companies that are creating significant cash flow growth and shareholder value. A variety of U.S. corporations are forming new REITS, and, with our experienced team of equity and credit analysts who can assist in evaluating their merits, we are well-positioned to take advantage of this growing market.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Of course, there are special risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We appreciate your participation in Franklin Real Estate Securities Fund and welcome your comments or suggestions. Sincerely,

Matt Avery
Portfolio Manager
Franklin Real Estate Securities Fund

Performance Summary

Class I

Franklin Real Estate Securities Fund - Class I provided a +17.96% one-year cumulative total return for the period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 7, the fund's Class I shares delivered a +100.65% cumulative total return since inception on January 3, 1994.

The fund's share price, as measured by net asset value, increased $2.22, from $15.44 on April 30, 1997, to $17.66 on April 30, 1998. During the reporting period, shareholders received per-share distributions totaling 44.1 cents ($0.4410) in dividend income and 10.9 cents ($0.1090) in capital gains, of which
7.69 cents ($0.0769) represented short-term gains and 3.21 cents ($0.0321) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 6 compares the performance of Franklin Real Estate Securities Fund - Class I since inception with that of the unmanaged Standard & Poor's(R) 500 (S&P 500(R)) Stock Index and the Wilshire Real Estate Securities Index.
The S&P 500 is a domestic broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire index represents publicly traded real estate securities, including both REITs and Real Estate Operating Companies. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I
Periods ended 4/30/98
                                                                     Since
                                                                   Inception
                                         1-Year       3-Year       (1/3/94)
Cumulative Total Return1                  17.96%       84.63%       100.65%
Average Annual Total Return2              12.64%       20.80%        16.25%
Value of $10,000 Investment3             $11,264     $17,630       $19,165

                               4/30/95    4/30/96      4/30/97       4/30/98
One-Year Total Return4        -0.48%     24.25%       25.97%        17.96%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 4.5% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge. All calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total returns.
Franklin Real Estate Securities Fund - Class I paid distributions derived from long-term capital gains of 3.21 cents ($0.0321) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Class II

Franklin Real Estate Securities Fund - Class II provided a +17.07% one-year cumulative total return for the period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the fund's Class II shares delivered a +80.21% cumulative total return since inception on May 1, 1995.

The fund's share price, as measured by net asset value, increased $2.14, from $15.26 on April 30, 1997, to $17.40 on April 30, 1998. During the reporting period, shareholders received per-share distributions totaling 35.42 cents ($0.3542) in dividend income and 10.9 cents ($0.1090) in capital gains, of which
7.69 cents ($0.0769) represented short-term gains and 3.21 cents ($0.0321) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 10 compares the performance of Franklin Real Estate Securities Fund - Class II since inception with that of the unmanaged Standard & Poor's 500 (S&P 500) Stock Index and the Wilshire Real Estate Securities Index. The S&P 500 is a domestic broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire index represents publicly traded real estate securities, including both REITs and Real Estate Operating Companies. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II
Periods ended 4/30/98                                                 Since
                                                                    Inception
                                              1-Year                 (5/1/95)
Cumulative Total Return1                     17.07%                    80.21%
Average Annual Total Return2                 14.94%                    21.29%
Value of $10,000 Investment3               $11,494                   $17,836

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
All calculations assume reinvestment of dividends and capital gains, if any. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.

Franklin Real Estate Securities Fund - Class II paid distributions derived from long-term capital gains of 3.21 cents ($0.0321) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Section 852(b)(3) of the Internal Revenue Code.

Advisor Class

Franklin Real Estate Securities Fund - Advisor Class provided a +18.35% one-year cumulative total return for the period ended April 30, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains.

The fund's share price, as measured by net asset value, increased $2.25, from $15.45 on April 30, 1997, to $17.70 on April 30, 1998. During the reporting period, shareholders received per-share distributions totaling 47.22 cents ($0.4722) in dividend income and 10.9 cents ($0.1090) in capital gains, of which
7.69 cents ($0.0769) represented short-term gains and 3.21 cents ($0.0321) represented long-term gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on page 12 compares the performance of Franklin Real Estate Securities Fund - Advisor Class since inception with that of the unmanaged Standard & Poor's 500 (S&P 500) Stock Index and the Wilshire Real Estate Securities Index. The S&P 500 is a domestic broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire index represents publicly traded real estate securities, including both REITs and Real Estate Operating Companies. Of course, such unmanaged indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Advisor Class
Periods ended 4/30/98
                                                                     Since
                                                                   Inception
                                                                 of The Fund
                                         1-Year*      3-Year*     (1/3/94)*
Cumulative Total Return1                  18.35%       85.36%       101.45%
Average Annual Total Return1              18.35%       22.84%        17.60%
Value of $10,000 Investment2            $11,835      $18,536       $20,145

                               4/30/95  4/30/96      4/30/97       4/30/98
One-Year Total Return*,3      -0.48%      24.25%       26.05%        18.35%

*Effective January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 19.51%.
1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the indicated periods.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. One-year total return represents the change in value of an investment over the periods ended on the specified dates.
All calculations assume reinvestment of dividends and capital gains, if any. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past expense reductions by the fund's manager increased total return.
Franklin Real Estate Securities Fund - Advisor Class paid distributions derived from long-term capital gains of 3.21 cents ($0.0321) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852(b)(3) of the Internal Revenue Code.

Franklin Real Estate Securities Trust
Franklin Real Estate Securities Fund
Financial Highlights



                                                                                      Class I
                                                 -----------------------------------------------------------------------
                                                                               Year Ended April 30,
                                                 -----------------------------------------------------------------------
                                                   1998              19975            1996              1995       19942
                                                 -----------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year..........      $15.44            $12.64           $10.58            $10.92     $10.00
                                                 -----------------------------------------------------------------------
Income from investment operations:
 Net investment income......................         .63               .49              .43               .39        .06
 Net realized and unrealized gains (losses).        2.14              2.77             2.10              (.45)       .86
                                                 -----------------------------------------------------------------------
Total from investment operations............        2.77              3.26             2.53              (.06)       .92
                                                 -----------------------------------------------------------------------
Less distributions from:
 Net investment income......................        (.48)             (.36)            (.47)             (.28)       -
 Net realized gains.........................        (.07)             (.10)            -                 -           -
                                                 -----------------------------------------------------------------------
Total distributions.........................        (.55)             (.46)            (.47)             (.28)       -
                                                 -----------------------------------------------------------------------
Net asset value, end of year................      $17.66            $15.44           $12.64            $10.58     $10.92
                                                 =======================================================================
Total return+...............................       17.96%            25.97%           24.25%             (.48%)     9.20%

Ratios/supplemental data
Net assets, end of year (000's).............    $330,030          $153,520          $33,634           $16,694     $5,634
Ratios to average net assets:
 Expenses...................................        1.00%              .98%             .67%              .25%      .25%1
 Expenses excluding waiver and
 payments by affiliate......................        1.03%             1.09%            1.24%             1.40%     2.91%1
 Net investment income......................        3.50%             3.88%            4.38%             4.86%     3.19%1
Portfolio turnover rate.....................        6.10%             6.80%           14.40%             3.74%         -
Average commission rate paid++..............        $.0583            $.0576           $.0575             $ -        $ -

+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
++Relates to purchases and sales of equity securities. Prior to fiscal year end 1996, disclosure of average commission rate was not required.
1Annualized.
2For the period January 3, 1994 (effective date) to April 30, 1994.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.



                                                                                    Class II
                                                                   ------------------------------------------
                                                                              Year Ended April 30,
                                                                   ------------------------------------------
                                                                     1998             19975             19963
                                                                   ------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year........................          $15.26           $12.56            $10.58
                                                                   ------------------------------------------
Income from investment operations:
 Net investment income....................................             .45              .43               .44
 Net realized and unrealized gains........................            2.15             2.68              2.00
                                                                   ------------------------------------------
Total from investment operations..........................            2.60             3.11              2.44
                                                                   ------------------------------------------
Less distributions from:
 Net investment income....................................            (.39)            (.31)             (.46)
 Net realized gains.......................................            (.07)            (.10)             -
                                                                   ------------------------------------------
Total distributions.......................................            (.46)            (.41)             (.46)
                                                                   ------------------------------------------
Net asset value, end of year..............................          $17.40           $15.26            $12.56
                                                                   ==========================================

Total return+.............................................           17.07%           24.94%            23.21%

Ratios/supplemental data
Net assets, end of year (000's)...........................         $137,048          $58,540            $6,282
Ratios to average net assets:
 Expenses.................................................            1.75%            1.75%             1.41%
 Expenses excluding waiver and payments by affiliate......            1.78%            1.86%             1.98%
 Net investment income....................................            2.77%            2.92%             3.65%
Portfolio turnover rate...................................            6.10%            6.80%            14.40%
Average commission rate paid++............................            $.0583           $.0576            $.0575


+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++Relates to purchases and sales of equity securities.
3Effective date of Class II shares was May 1, 1995.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.


                                                                              Advisor Class
                                                                   -----------------------------------
                                                                           Year Ended April 30,
                                                                   -----------------------------------
                                                                     1998                     19974,5
                                                                   -----------------------------------

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of period .........................      $15.45                    $15.30
                                                                   -----------------------------------
Income from investment operations:
 Net investment income........................................         .52                       .18
 Net realized and unrealized gains (losses)...................        2.31                      (.03)
                                                                   -----------------------------------
Total from investment operations..............................        2.83                       .15
                                                                   -----------------------------------
Less distributions from:
 Net investment income........................................        (.51)                     -
 Net realized gains...........................................        (.07)                     -
                                                                   -----------------------------------
Total distributions...........................................        (.58)                     -
                                                                   -----------------------------------
Net asset value, end of year..................................      $17.70                    $15.45
                                                                   ===================================

Total return+.................................................       18.35%                      .98%

Ratios/supplemental data
Net assets, end of year (000's)...............................       $8,929                      $625
Ratios to average net assets:
 Expenses.....................................................         .75%                      .75%1
 Expenses excluding waiver and payments by affiliate..........         .78%                      .86%1
 Net investment income........................................        3.97%                     3.44%1
Portfolio turnover rate.......................................        6.10%                     6.80%
Average commission rate paid++................................       $.0583                    $.0576

+Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized.
++Relates to purchases and sales of equity securities.
1Annualized.
4For the period January 2, 1997 (effective date) to April 30, 1997.
5For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.



Statement of Investments, April 30, 1998
                                                                               SHARES              VALUE
   a  Common Stocks 91.3%
      Equity REIT - Apartments 15.2%
      Amli Residential Properties Trust ...................................    145,000        $  3,325,938
      Bay Apartment Communities, Inc. .....................................    110,000           4,070,000
      Camden Property Trust ...............................................    340,074           9,968,412
      Equity Residential Properties Trust .................................    275,000          13,509,375
      Gables Residential Trust ............................................    160,000           4,360,000
      Irvine Apartment Communities, Inc. ..................................    150,000           4,584,375
      Post Properties, Inc. ...............................................    240,000           9,795,000
      Security Capital Atlantic, Inc. .....................................    350,000           7,721,875
      Security Capital Pacific Trust ......................................    300,000           6,712,500
      Smith, Charles E. Residential Realty, Inc. ..........................    125,000           3,875,000
      Summit Properties, Inc. .............................................    205,300           4,195,819
                                                                                           ---------------
                                                                                                72,118,294
                                                                                           ---------------
      Equity REIT - Health Care 3.3%
      Alexandria Real Estate Equities, Inc. ...............................     75,000           2,470,313
      Health Care Property Investors, Inc. ................................    114,300           3,857,625
      Nationwide Health Properties, Inc. ..................................    180,000           4,230,000
      Omega Healthcare Investors, Inc. ....................................    135,000           4,691,250
                                                                                           ---------------
                                                                                                15,249,188
                                                                                           ---------------
      Equity REIT - Hotels 12.4%
      FelCor Suite Hotels, Inc. ...........................................    425,000          14,875,000
      Innkeepers USA Trust ................................................    410,000           6,201,250
      Patriot American Hospitality, Inc. ..................................    575,000          14,518,750
      Starwood Lodging Trust ..............................................    375,000          18,820,313
      Winston Hotels, Inc. ................................................    370,000           4,601,875
                                                                                           ---------------
                                                                                                59,017,188
                                                                                           ---------------
      Equity REIT - Industrial 11.9%
      AMB Property Corp. ..................................................    160,000           3,680,000
      Cabot Industrial Trust ..............................................    225,000           5,090,625
      Duke Realty Investment, Inc. ........................................    410,000           9,763,125
      Liberty Property Trust ..............................................    380,000           9,713,750
      Meridian Industrial Trust, Inc. .....................................    330,000           7,631,250
      Security Capital Industrial Trust ...................................    420,000          10,263,750
      Spieker Properties, Inc. ............................................    260,000          10,302,500
                                                                                           ---------------
                                                                                                56,445,000
                                                                                           ---------------
      Equity REIT - Mixed Property Type 4.4%
      Colonial Properties Trust ...........................................    283,300           8,410,469
      Glenborough Realty Trust, Inc. ......................................    475,000          12,735,938
                                                                                           ---------------
                                                                                                21,146,407
                                                                                           ---------------
      Equity REIT - Office 12.2%
      Arden Realty Group, Inc. ............................................    425,000          11,926,563
      Crescent Real Estate Equities, Co. ..................................    400,000          13,650,000
      Equity Office Properties Trust ......................................    340,000           9,668,750
      Highwoods Properties, Inc. ..........................................    310,000          10,540,000
      Mack-Cali Realty Corp. ..............................................    275,000        $ 10,329,688
      SL Green Realty Corp. ...............................................     43,000           1,032,000
      Tower Realty Trust, Inc. ............................................     30,500             720,563
                                                                                           ---------------
                                                                                                57,867,564
                                                                                           ---------------
      Equity REIT - Residential Communities 2.5%
      Manufactured Home Communities, Inc. .................................    170,000           4,292,500
      Sun Communities, Inc. ...............................................    220,000           7,700,000
                                                                                           ---------------
                                                                                                11,992,500
                                                                                           ---------------
      Equity REIT - Retail - Community Centers 7.5%
      Burnham Pacific Properties, Inc. ....................................    382,500           5,402,813
      Developers Diversified Realty Corp. .................................    140,000           5,556,250
      Kimco Realty Corp. ..................................................    270,000          10,006,875
   c  Pacific Retail Trust ................................................    640,499           8,326,487
      Vornado Realty Trust ................................................    161,000           6,450,063
                                                                                           ---------------
                                                                                                35,742,488
                                                                                           ---------------
      Equity REIT - Retail - Regional Malls 5.9%
      Simon DeBartolo Group, Inc. .........................................    375,000          12,351,563
      The Macerich Co. ....................................................    295,000           8,278,438
      The Mills Corp. .....................................................    290,000           7,231,875
                                                                                           ---------------
                                                                                                27,861,876
                                                                                           ---------------
      Equity REIT - Storage 5.6%
      Public Storage, Inc. ................................................    372,000          11,439,000
      Storage Trust Realty ................................................    440,000          10,670,000
      Storage USA, Inc. ...................................................    140,000           5,302,500
                                                                                           ---------------
                                                                                                27,411,500
                                                                                           ---------------
      Home Builders 1.2%
      Cavalier Homes, Inc. ................................................    104,000           1,248,000
      Clayton Homes, Inc. .................................................    150,000           3,009,375
a  Southern Energy Homes, Inc. ............................................    120,000           1,327,500
                                                                                           ---------------
                                                                                                 5,584,875
                                                                                           ---------------
      Hotels 6.4%
   a  Candlewood Hotel Co., Inc. ..........................................    385,000           2,887,500
   a  CapStar Hotel Co. ...................................................    392,000          12,593,000
   a  Host Marriott Corp. .................................................    500,000           9,718,750
   a  Prime Hospitality Corp. .............................................    250,000           5,171,875
                                                                                           ---------------
                                                                                                30,371,125
                                                                                           ---------------
      Miscellaneous .......................................................                        310,523
                                                                                           ---------------

      Mixed Property Type 2.8%
   a  Crescent Operating, Inc. ............................................     16,000        $    350,000
   a  Security Capital Group, Inc. ........................................    175,000           5,293,750
   a  Security Capital Group Warrants .....................................     50,909             143,182
      Security Capital US Realty ..........................................    300,000           3,930,000
      Trammell Crow Co. ...................................................     82,900           2,196,850
      Vail Resorts, Inc. ..................................................     54,100           1,582,425
                                                                                           ---------------
                                                                                                13,496,207
                                                                                           ---------------
      Total Long Term Investments (Cost $393,500,277)......................                    434,614,735
                                                                                           ---------------
                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                           -----------
   b  Repurchase Agreement 8.8%
 Joint Repurchase Agreement, 5.487%, 5/01/98,
 (Maturity Value $41,920,093) (Cost $41,913,704)...........................$41,913,704          41,913,704
  BancAmerica Robertson Stephens
  Barclays Capital Group, Inc.
  Bear, Stearns & Co., Inc.
  BT Alex Brown, Inc.
  Chase Securities, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  Lehman Brothers, Inc.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
  UBS Securities, L.L.C.
   Collateralized by U.S. Treasury Bills & Notes
      Total Investments (Cost $435,413,981) 100.1% ........................                    476,528,439
      Other Assets, less Liabilities (.1%) ................................                      (520,772)
                                                                                           ---------------
      Net Assets 100.0% ...................................................                   $476,007,667
                                                                                           ===============

PORTFOLIO ABBREVIATIONS:
L.L.C.   -        Limited Liability Corp.
REIT     -        Real Estate Investment Trust

aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 1998, all repurchase agreements had been entered into on that date.
cSee Note 6 regarding restricted securities.


Financial Statements


Statement of Assets and Liabilities
April 30, 1998


Assets:
 Investments in securities, at value (cost $435,413,981)........................     $476,528,439
 Cash...........................................................................           58,840
 Receivables:
  Investment securities sold....................................................          379,301
  Capital shares sold...........................................................        1,988,039
  Dividends and interest........................................................          983,613
 Other assets...................................................................              900
                                                                                  ---------------
      Total assets..............................................................      479,939,132
                                                                                  ---------------
Liabilities:
 Payables:
  Investment securities purchased...............................................        1,773,405
  Capital shares redeemed.......................................................          991,039
  Affiliates....................................................................          970,555
  Shareholders..................................................................          130,087
 Other liabilities..............................................................           66,379
                                                                                  ---------------
      Total liabilities.........................................................        3,931,465
                                                                                  ---------------
        Net assets, at value....................................................     $476,007,667
                                                                                  ===============
Net assets consist of:
 Undistributed net investment income............................................     $  3,385,018
 Net unrealized appreciation....................................................       41,114,458
 Accumulated net realized gain..................................................        5,278,245
 Capital shares.................................................................      426,229,946
                                                                                  ---------------
        Net assets, at value....................................................     $476,007,667
                                                                                  ===============
Class I:
 Net asset value per share ($330,030,476 O 18,691,415 shares outstanding)*......           $17.66
                                                                                  ---------------
 Maximum offering price per share ($17.66 O 95.50%).............................           $18.49
                                                                                  ---------------
Class II:
 Net asset value per share ($137,048,075 O 7,874,091 shares outstanding)*.......           $17.40
                                                                                  ---------------
 Maximum offering price per share ($17.40 O 99.00%).............................           $17.58
                                                                                  ---------------
Advisor Class:
 Net asset value and maximum offering price per share
 ($8,929,116 O 504,539 shares outstanding)......................................           $17.70
                                                                                  ---------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



Statement of Operations
for the year ended April 30, 1998

Investment income:

 Dividends ............................................................ $14,357,684
 Interest .............................................................   2,133,921
                                                                      -------------
      Total investment income .........................................                      $16,491,605
Expenses:
 Management fees (Note 3) .............................................   1,896,157
 Distribution fees (Note 3)
  Class I .............................................................     650,043
  Class II ............................................................   1,014,134
 Transfer agent fees (Note 3) .........................................     658,077
 Custodian fees .......................................................       5,598
 Reports to shareholders ..............................................      88,628
 Registration and filing fees .........................................     167,336
 Professional fees ....................................................      24,233
 Other ................................................................      22,775
                                                                      -------------
      Total expenses ..................................................                        4,526,981
      Expenses waived/paid by affiliate (Note 3) ......................                        (121,617)
                                                                                          --------------
       Net expenses ...................................................                        4,405,364
                                                                                          --------------
        Net investment income .........................................                       12,086,241
                                                                                          --------------
Realized and unrealized gains:
 Net realized gain from investments ...................................                        5,825,033
 Net unrealized appreciation on investments ...........................                       25,890,441
                                                                                          --------------
Net realized and unrealized gain ......................................                       31,715,474
                                                                                          --------------
Net increase in net assets resulting from operations ..................                      $43,801,715
                                                                                          ==============

Statement of Changes in Net Assets
for the years ended April 30, 1998 and 1997



                                                                           1998                 1997
                                                                       ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income................................................$ 12,086,241         $  3,809,230
  Net realized gain from investments...................................   5,825,033            1,537,098
  Net unrealized appreciation on investments...........................  25,890,441           11,595,001
                                                                       ----------------------------------
      Net increase in net assets resulting from operations.............  43,801,715           16,941,329
Distributions to shareholders from:
 Net investment income:
  Class I.............................................................. (7,706,827)          (1,977,490)
  Class II............................................................. (2,502,034)            (553,996)
  Advisor Class........................................................   (143,706)                    -
 Net realized gains:
  Class I.............................................................. (1,048,010)            (549,503)
  Class II.............................................................   (414,593)            (176,830)
  Advisor Class........................................................    (18,349)                    -
                                                                       ----------------------------------
Total distributions to shareholders....................................(11,833,519)          (3,257,819)
 Capital share transactions (Note 2)
  Class I.............................................................. 153,188,550          109,014,691
  Class II.............................................................  69,878,349           49,442,137
  Advisor Class........................................................   8,287,762              628,137
                                                                       ----------------------------------
 Total capital share transactions...................................... 231,354,661          159,084,965
                                                                       ----------------------------------
      Net increase in net assets....................................... 263,322,857          172,768,475
Net assets:
 Beginning of year..................................................... 212,684,810           39,916,335
                                                                       ----------------------------------
 End of year...........................................................$476,007,667         $212,684,810
                                                                       ==================================
Undistributed net investment income included in net assets:
 End of year...........................................................$  3,385,018         $  1,651,344
                                                                       ==================================



Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Fund (the Fund) is a separate, non-diversified series of Franklin Real Estate Securities Trust (the Trust), which is an open-end investment company registered under the Investment Company of 1940. The Fund seeks total return.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At April 30, 1998, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:



                                                          Year Ended                      Year Ended
                                                         April 30, 1998                  April 30, 1997
                                               ---------------------------------------------------------------
                                                  Shares            Amount           Shares            Amount
                                               ---------------------------------------------------------------
Class I
Shares sold ................................     13,583,071     $238,264,244      10,056,249      $151,008,579
Shares issued in reinvestment of distributions      443,395        7,781,587         149,042         2,193,888
Shares redeemed ............................     (5,277,774)     (92,857,281)     (2,923,144)      (44,187,776)
                                               ---------------------------------------------------------------
Net increase ...............................      8,748,692     $153,188,550       7,282,147      $109,014,691
                                               ===============================================================

                                                  Shares            Amount           Shares            Amount
                                               ---------------------------------------------------------------
Class II
Shares sold ................................      4,882,257     $ 84,464,637       3,439,134      $ 51,025,015
Shares issued in reinvestment of distributions      147,303        2,554,233          42,697           622,945
Shares redeemed ............................       (990,554)     (17,140,521)       (147,017)       (2,205,823)
                                               ---------------------------------------------------------------
Net increase ...............................      4,039,006     $ 69,878,349       3,334,814      $ 49,442,137
                                               ===============================================================

                                                                                           Period Ended
                                                                                          April 30, 1997*
                                               ---------------------------------------------------------------
                                                  Shares            Amount           Shares            Amount
                                               ---------------------------------------------------------------
Advisor Class
Shares sold ................................        517,824     $  9,252,101          57,886      $    909,753
Shares issued in reinvestment of distributions        9,090          159,714               -                 -
Shares redeemed ............................        (62,790)      (1,124,053)        (17,471)         (281,616)
                                               ---------------------------------------------------------------
Net increase ...............................        464,124     $  8,287,762          40,415      $    628,137
                                               ===============================================================

*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or trustees of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows: Annualized

         Fee Rate          Average Daily Net Assets
         .625%             First $100 million
         .500%             Over $100 million, up to and including $250 million
         .450%             Over $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statement of Operations.

The Fund reimburses Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund shares, and received contingent deferred sales charges for the period of $697,812 and $14,796, respectively.

The Fund paid transfer agent fees of $658,077, of which $379,391 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $435,413,981 was as follows:

Unrealized appreciation.....................        43,087,248
Unrealized depreciation.....................       (1,972,790)
                                               ---------------
Net unrealized appreciation.................      $ 41,114,458
                                               ===============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended April 30, 1998 aggregated $227,754,179 and $20,365,347, respectively.

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At April 30, 1998, the Fund held the following restricted securities representing 1.7% of the Fund's net assets:

Shares        Issuer             Acquisition Date      Cost              Value
640,499  Pacific Retail Trust        8/30/96        $7,615,379       $8,326,487

7. LENDING OF PORTFOLIO SECURITIES

The Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $326,628 for the year ended April 30, 1998. At April 30, 1998, there were no loaned securities outstanding.

Independent Auditors' Report

To the Shareholders and Board of Trustees of Franklin Real Estate Securities Trust:

We have audited the accompanying statement of assets and liabilities of the Franklin Real Estate Securities Trust, including the statement of investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Real Estate Securities Trust as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
June 3, 1998


Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1998:

28% Rate Gain ..............................        $2,927,726
25% Rate Gain ..............................            61,850
20% Rate Gain ..............................         2,328,526
Total ......................................        $5,318,102

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates
 .15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1998.


Franklin Real Estate Securities Fund
Annual Report
April 30, 1998


APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S - T)

[PIE CHART]

GRAPHIC MATERIAL (1)

This chart shows in pie format the U.S. geographic allocation of holdings of Franklin Real Estate Securities Fund, based on total net assets as of April 30, 1998.

National               39.4%
Southeast              17.0%
Southwest              12.3%
Northwest               8.6%
Northeast               8.3%
Midwest                 5.7%
Cash & Equivalents      8.7%

[SECTOR BREAKDOWN]

GRAPHIC MATERIAL (2)

This chart shows in bar format the property-type allocation of holdings of Franklin Real Estate Securities Fund, based on total net assets as of April 30, 1998.


Hotels                        18.8%
Apartments                    15.2%
Office                        12.2%
Industrial                    11.9%
Retail Community Centers      7.5%
Retail Regional Malls         5.9%
Storage                       5.6%
Health Care                   3.3%
Residential Communities       2.5%
Home Builders                 1.2%
Other/Mix                     7.2%
Cash & Equivalents            8.7%



[TOP HOLDINGS]

GRAPHIC MATERIAL (3)

This chart lists the top ten holdings, including industry, of Franklin Real Estate Securities Fund, based on total net assets as of April 30, 1998.

Starwood Lodging Trust, Hotels                        4.0%
FelCor Suite Hotels, Inc., Hotels                     3.1%
Patriot American Hospitality, Inc., Hotels            3.1%
Crescent Real Estate Equities Co., Office             2.9%
Equity Residential Properties Trust, Apartments       2.8%
Glenborough Realty Trust, Inc., Mix                   2.7%
CapStar Hotel Co., Hotels                             2.6%
Simon DeBartolo Group, Inc., Retail - Regional Malls  2.6%
Arden Realty Group, Inc., Office                      2.5%
Public Storage, Inc., Storage                         2.4%

[INDEX CHARTS]

GRAPHIC MATERIAL (4)

The following line graph compares the performance of Franklin Real Estate Securities Fund's Class I shares with the Standard & Poor's 500 Stock Index (S&P 500) and the Wilshire Real Estate Securities Index based on a $10,000 investment from 1/3/94 to 4/30/98.

             FRANKLIN REAL               WILSHIRE
   DATE          ESTATE        S&P 500     REAL        S&P 500       Wilshire
           SECURITIES FUND -            EST. SECS.                  Real Est.
                CLASS I                    INDEX
--------------------------------------------------------------------------------
  1/3/94         $9,551        $10,000    $10,000
 1/31/94         $9,790        $10,340    $10,300       3.40%         3.00%
 2/28/94        $10,334        $10,060    $10,721       -2.71%        4.09%
 3/31/94        $10,201        $9,621     $10,225       -4.36%        -4.63%
 4/30/94        $10,430        $9,744     $10,339       1.28%         1.12%
 5/31/94        $10,621        $9,904     $10,554       1.64%         2.08%
 6/30/94        $10,392        $9,661     $10,347       -2.45%        -1.97%
 7/31/94        $10,382        $9,978     $10,370       3.28%         0.23%
 8/31/94        $10,401        $10,387    $10,363       4.10%         -0.07%
 9/30/94        $10,267        $10,134    $10,190       -2.44%        -1.67%
 10/31/94        $9,943        $10,362    $9,817        2.25%         -3.66%
 11/30/94        $9,589        $9,985     $9,433        -3.64%        -3.91%
 12/31/94       $10,468        $10,133    $10,164       1.48%         7.75%
 1/31/95        $10,125        $10,395    $9,836        2.59%         -3.23%
 2/28/95        $10,302        $10,800    $10,144       3.90%         3.13%
 3/31/95        $10,400        $11,119    $10,203       2.95%         0.58%
 4/30/95        $10,380        $11,446    $10,129       2.94%         -0.72%
 5/31/95        $10,782        $11,904    $10,464       4.00%         3.31%
 6/30/95        $10,969        $12,180    $10,647       2.32%         1.74%
 7/31/95        $11,214        $12,584    $10,818       3.32%         1.61%
 8/31/95        $11,459        $12,616    $10,950       0.25%         1.22%
 9/30/95        $11,773        $13,148    $11,151       4.22%         1.84%
 10/31/95       $11,538        $13,101    $10,806       -0.36%        -3.10%
 11/30/95       $11,714        $13,676    $10,918       4.39%         1.04%
 12/31/95       $12,356        $13,940    $11,551       1.93%         5.80%
 1/31/96        $12,673        $14,414    $11,711       3.40%         1.38%
 2/29/96        $12,836        $14,548    $11,943       0.93%         1.98%
 3/31/96        $12,856        $14,688    $12,039       0.96%         0.81%
 4/30/96        $12,897        $14,904    $12,094       1.47%         0.45%
 5/31/96        $13,203        $15,288    $12,363       2.58%         2.23%
 6/30/96        $13,336        $15,346    $12,611       0.38%         2.00%
 7/31/96        $13,264        $14,668    $12,498       -4.42%        -0.89%
 8/31/96        $13,887        $14,977    $13,029       2.11%         4.25%
 9/30/96        $14,295        $15,821    $13,355       5.63%         2.50%
 10/31/96       $14,581        $16,257    $13,717       2.76%         2.71%
 11/30/96       $15,040        $17,486    $14,286       7.56%         4.15%
 12/31/96       $16,373        $17,140    $15,811       -1.98%        10.67%
 1/31/97        $16,583        $18,211    $16,037       6.25%         1.43%
 2/28/97        $16,562        $18,353    $16,046       0.78%         0.06%
 3/31/97        $16,667        $17,599    $16,101       -4.11%        0.34%
 4/30/97        $16,246        $18,650    $15,581       5.97%         -3.23%
 5/31/97        $16,825        $19,785    $16,045       6.09%         2.98%
 6/30/97        $17,572        $20,672    $16,841       4.48%         4.96%
 7/31/97        $18,025        $22,317    $17,395       7.96%         3.29%
 8/31/97        $17,962        $21,068    $17,266       -5.60%        -0.74%
 9/30/97        $19,593        $22,222    $18,969       5.48%         9.86%
 10/31/97       $18,909        $21,480    $18,163       -3.34%        -4.25%
 11/30/97       $19,298        $22,474    $18,528       4.63%         2.01%
 12/31/97       $19,631        $22,861    $18,941       1.72%         2.23%
 1/31/98        $19,425        $23,115    $18,674       1.11%         -1.41%
 2/28/98        $19,262        $24,781    $18,435       7.21%         -1.28%
 3/31/98        $19,707        $26,050    $18,798       5.12%         1.97%
 4/30/98        $19,165        $26,313    $18,206       1.01%         -3.15%


[INDEX CHARTS]

GRAPHIC MATERIAL (5)

The following line graph compares the performance of Franklin Real Estate Securities Fund's Class II shares with the Standard & Poor's 500 Stock Index (S&P 500) and the Wilshire Real Estate Securities Index based on a $10,000 investment from 5/1/95 to 4/30/98.

             FRANKLIN REAL               WILSHIRE
   DATE          ESTATE        S&P 500     REAL        S&P 500       Wilshire
           SECURITIES FUND -             EST. SEC.                  Real Est.
                CLASS II                   INDEX
--------------------------------------------------------------------------------
  5/1/95         $9,897        $10,000    $10,000
 5/31/95        $10,262        $10,400    $10,331       4.00%         3.31%
 6/30/95        $10,439        $10,641    $10,511       2.32%         1.74%
 7/31/95        $10,654        $10,995    $10,680       3.32%         1.61%
 8/31/95        $10,888        $11,022    $10,810       0.25%         1.22%
 9/30/95        $11,178        $11,487    $11,009       4.22%         1.84%
 10/31/95       $10,953        $11,446    $10,668       -0.36%        -3.10%
 11/30/95       $11,103        $11,948    $10,779       4.39%         1.04%
 12/31/95       $11,709        $12,179    $11,404       1.93%         5.80%
 1/31/96        $11,991        $12,593    $11,561       3.40%         1.38%
 2/29/96        $12,146        $12,710    $11,790       0.93%         1.98%
 3/31/96        $12,165        $12,832    $11,886       0.96%         0.81%
 4/30/96        $12,194        $13,021    $11,939       1.47%         0.45%
 5/31/96        $12,476        $13,357    $12,206       2.58%         2.23%
 6/30/96        $12,583        $13,407    $12,450       0.38%         2.00%
 7/31/96        $12,515        $12,815    $12,339       -4.42%        -0.89%
 8/31/96        $13,088        $13,085    $12,863       2.11%         4.25%
 9/30/96        $13,466        $13,822    $13,185       5.63%         2.50%
 10/31/96       $13,728        $14,203    $13,542       2.76%         2.71%
 11/30/96       $14,156        $15,277    $14,104       7.56%         4.15%
 12/31/96       $15,395        $14,975    $15,609       -1.98%        10.67%
 1/31/97        $15,585        $15,911    $15,832       6.25%         1.43%
 2/28/97        $15,555        $16,035    $15,842       0.78%         0.06%
 3/31/97        $15,635        $15,376    $15,896       -4.11%        0.34%
 4/30/97        $15,236        $16,294    $15,382       5.97%         -3.23%
 5/31/97        $15,775        $17,286    $15,841       6.09%         2.98%
 6/30/97        $16,464        $18,060    $16,626       4.48%         4.96%
 7/31/97        $16,873        $19,498    $17,173       7.96%         3.29%
 8/31/97        $16,803        $18,406    $17,046       -5.60%        -0.74%
 9/30/97        $18,321        $19,415    $18,727       5.48%         9.86%
 10/31/97       $17,672        $18,766    $17,931       -3.34%        -4.25%
 11/30/97       $18,021        $19,635    $18,291       4.63%         2.01%
 12/31/97       $18,328        $19,973    $18,699       1.72%         2.23%
 1/31/98        $18,113        $20,195    $18,436       1.11%         -1.41%
 2/28/98        $17,959        $21,651    $18,200       7.21%         -1.28%
 3/31/98        $18,359        $22,759    $18,558       5.12%         1.97%
 4/30/98        $17,836        $22,989    $17,974       1.01%         -3.15%


[INDEX CHARTS]

GRAPHIC MATERIAL (6)

The following line graph compares the performance of Franklin Real Estate Securities Fund's Advisor Class shares with the Standard & Poor's 500 Stock Index (S&P 500) and the Wilshire Real Estate Securities Index based on a $10,000 investment from 1/3/94 to 4/30/98.

             FRANKLIN REAL
                 ESTATE                  WILSHIRE
   DATE    SECURITIES FUND -   S&P 500     REAL        S&P 500       Wilshire
             ADVISOR CLASS              EST. SECS.                  Real Est.
                                           INDEX
--------------------------------------------------------------------------------
  1/3/94        $10,000        $10,000    $10,000
 1/31/94        $10,250        $10,340    $10,300       3.40%         3.00%
 2/28/94        $10,820        $10,060    $10,721       -2.71%        4.09%
 3/31/94        $10,680        $9,621     $10,225       -4.36%        -4.63%
 4/30/94        $10,920        $9,744     $10,339       1.28%         1.12%
 5/31/94        $11,120        $9,904     $10,554       1.64%         2.08%
 6/30/94        $10,880        $9,661     $10,347       -2.45%        -1.97%
 7/31/94        $10,870        $9,978     $10,370       3.28%         0.23%
 8/31/94        $10,890        $10,387    $10,363       4.10%         -0.07%
 9/30/94        $10,750        $10,134    $10,190       -2.44%        -1.67%
 10/31/94       $10,410        $10,362    $9,817        2.25%         -3.66%
 11/30/94       $10,040        $9,985     $9,433        -3.64%        -3.91%
 12/31/94       $10,960        $10,133    $10,164       1.48%         7.75%
 1/31/95        $10,601        $10,395    $9,836        2.59%         -3.23%
 2/28/95        $10,786        $10,800    $10,144       3.90%         3.13%
 3/31/95        $10,888        $11,119    $10,203       2.95%         0.58%
 4/30/95        $10,868        $11,446    $10,129       2.94%         -0.72%
 5/31/95        $11,289        $11,904    $10,464       4.00%         3.31%
 6/30/95        $11,484        $12,180    $10,647       2.32%         1.74%
 7/31/95        $11,741        $12,584    $10,818       3.32%         1.61%
 8/31/95        $11,998        $12,616    $10,950       0.25%         1.22%
 9/30/95        $12,327        $13,148    $11,151       4.22%         1.84%
 10/31/95       $12,080        $13,101    $10,806       -0.36%        -3.10%
 11/30/95       $12,265        $13,676    $10,918       4.39%         1.04%
 12/31/95       $12,937        $13,940    $11,551       1.93%         5.80%
 1/31/96        $13,268        $14,414    $11,711       3.40%         1.38%
 2/29/96        $13,439        $14,548    $11,943       0.93%         1.98%
 3/31/96        $13,461        $14,688    $12,039       0.96%         0.81%
 4/30/96        $13,503        $14,904    $12,094       1.47%         0.45%
 5/31/96        $13,824        $15,288    $12,363       2.58%         2.23%
 6/30/96        $13,963        $15,346    $12,611       0.38%         2.00%
 7/31/96        $13,888        $14,668    $12,498       -4.42%        -0.89%
 8/31/96        $14,540        $14,977    $13,029       2.11%         4.25%
 9/30/96        $14,967        $15,821    $13,355       5.63%         2.50%
 10/31/96       $15,266        $16,257    $13,717       2.76%         2.71%
 11/30/96       $15,747        $17,486    $14,286       7.56%         4.15%
 12/31/96       $17,142        $17,140    $15,811       -1.98%        10.67%
 1/31/97        $17,363        $18,211    $16,037       6.25%         1.43%
 2/28/97        $17,352        $18,353    $16,046       0.78%         0.06%
 3/31/97        $17,462        $17,599    $16,101       -4.11%        0.34%
 4/30/97        $17,021        $18,650    $15,581       5.97%         -3.23%
 5/31/97        $17,638        $19,785    $16,045       6.09%         2.98%
 6/30/97        $18,420        $20,672    $16,841       4.48%         4.96%
 7/31/97        $18,905        $22,317    $17,395       7.96%         3.29%
 8/31/97        $18,839        $21,068    $17,266       -5.60%        -0.74%
 9/30/97        $20,546        $22,222    $18,969       5.48%         9.86%
 10/31/97       $19,841        $21,480    $18,163       -3.34%        -4.25%
 11/30/97       $20,260        $22,474    $18,528       4.63%         2.01%
 12/31/97       $20,611        $22,861    $18,941       1.72%         2.23%
 1/31/98        $20,407        $23,115    $18,674       1.11%         -1.41%
 2/28/98        $20,236        $24,781    $18,435       7.21%         -1.28%
 3/31/98        $20,703        $26,050    $18,798       5.12%         1.97%
 4/30/98        $20,145        $26,313    $18,206       1.01%         -3.15%